U.S. Small Business Administration

NOTE

SBA Loan #	2522528806
SBA Loan Name	Exactus, Inc.
Date	4/21/2021
Loan Amount	$236,410.00
Interest Rate	1.0% per annum (computed on the basis of the actual number of days elapsed in a year of 365 days)
Borrower	Exactus, Inc.
Lender	West Town Bank & Trust

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the Loan Amount, plus interest on the unpaid principal balance at the Interest Rate, and all other amounts required by this Note. Borrower must make all payments due under this Note from Borrower's deposit account set forth in the ACH, Direct Deposit, and Wire Transfer Authorization Agreement entered into between Borrower and Lender of even date herewith.

2. DEFINITIONS

Unless defined in this Section 2, capitalized terms shall have the meanings ascribed to them above.

"Act" means collectively the Coronavirus Aid, Relief, and Economic Security Act, Paycheck Protection Program Flexibility Act of 2020, and the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act.

"Deferral Period" means the period of time during which payments on this Note are deferred in accordance with the Act.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means this Note, the Loan Agreement, the Disbursement Direction, Request and Authorization, the ACH, Direct Deposit and Wire Transfer Authorization Agreement, Borrower's Certification, and any other the documents related to this loan signed by Borrower.

"Maturity Date" means sixty (60) months from the date of this Note.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS

The payment terms for this Note are:

A. There shall be no payments due by Borrower during the Deferral Period. However, interest shall accrue during the Deferral Period.

B. Commencing one (1) month after the expiration of the Deferral Period, and continuing on the same day of each month thereafter until the Maturity Date, Borrower shall pay to Lender monthly payments of principal and interest, each in such equal amount required to fully amortize by the Maturity Date the principal amount outstanding on this Note on the last day of the Deferral Period. If a payment on this Note is more than ten (10) days late, Lender may charge Borrower a late fee of up to 5.0% of the unpaid portion of the regularly scheduled payment.

C. This Note will mature on the Maturity Date. On the Maturity Date, Borrower shall pay to Lender any and all unpaid principal, plus all accrued and unpaid interest including interest accrued during the Deferral Period.

D. If any payment is due on a date for which there is no numerical equivalent in a particular calendar month, then it shall be due on the last day of such month. If any payment is due on a day that is not a Business Day, the payment will be made on the next Business Day. The term "Business Day" means a day other than a Saturday, Sunday or any other day on which banks in the State of Illinois are authorized to be closed.

E. Payments shall be allocated among principal and interest at the discretion of Lender, unless otherwise agreed or required by applicable law. Notwithstanding the foregoing, in the event the Loan, or any portion thereof, is forgiven pursuant to the Paycheck Protection Program under the Act, the amount so forgiven shall be applied to principal first, unless otherwise specified by the SBA or the Act. The amount of loan forgiveness, if any, shall be determined in accordance with the Act.

F. Borrower may prepay this Note at any time without payment of any premium.

G. Borrower must make all payments under this Note at the place Lender designates.

H. Lender or any holder of this Note shall not be required to renew, extend or refinance this Note or any amounts due hereunder.

4. DEFAULT

Borrower is in default under this Note if Borrower does not make a payment when

due under this Note, or if Borrower:

A. Fails to do anything required by this Note or the Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not disclose, or anyone acting on its behalf does not disclose, any material fact to Lender or SBA;

D. Provides, or anyone acting on its behalf provides, to Lender or SBA any information that is inaccurate or incorrect;

E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

F. Fails to pay any taxes when due;

G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H. Has a receiver or liquidator appointed for any part of its business or property.

I. Makes an assignment for the benefit of creditors;

J. Has any adverse change in financial condition or business operation that Lender believes may affect Borrower's ability to pay this Note;

K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent;

L. Becomes the subject of a civil or criminal action that Lender believes may affect Borrower's ability to pay this Note; or

M. Makes, or anyone acting on its behalf makes, a false or misleading representation, attestation or certification to Lender or the SBA in connection with Borrower's request for this Loan.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from Borrower including Enforcement Costs as defined in Section 9(Q) of this Note; or

C. File suit and obtain judgment.

6. LENDER'S GENERAL POWERS

Without notice and without Borrower's consent, Lender may:

A. Enforce the terms of this Note or any other Loan Documents;

B. Incur expenses to collect amounts due under this Note. Such expenses may include, without limitation, reasonable attorneys' fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance of this Note; or

C. Take any action necessary to collect amounts owing on this Note.

7. GOVERNING LAW; WHEN FEDERAL LAW APPLIES

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

If the SBA is not the holder, this Note shall be governed by and construed in accordance with the laws of the State of Illinois, where the main office of Lender is located, without reference to any conflicts or choice of law provisions thereof. Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Note may be brought by Lender in any state or federal court located in the State of Illinois, as Lender in its sole discretion may elect. Borrower submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of those courts. Borrower waives any claim that the State of Illinois is not a convenient forum or the proper venue for any such suit, action or proceeding. The extension of credit that is the subject of this Note is being made by Lender in Illinois.

8. SUCCESSORS AND ASSIGNS

Under this Note, Borrower includes all successors, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS

A. This Loan is being made under the Paycheck Protection Program pursuant to the Act. Accordingly, the terms of this Note are subject to the Paycheck Protection Program and all regulations, rules, guidance and other requirements of such program and the SBA, including, but not limited to, eligibility for the Loan, use of Loan proceeds and Loan forgiveness as now or hereafter in effect. Borrower represents and certifies to Lender that it currently is, and at all times will be, in compliance with such regulations, rules, guidance and other requirements. Borrower acknowledges the speed of the implementation of the Paycheck Protection Program and agrees that additional documents may be required to document the Loan and further agrees to execute and deliver to Lender promptly such additional documents as Lender or SBA may require.

B. The Loan is made for a business purpose. No proceeds from the Loan will be

disbursed until all approvals have been obtained from Lender and the SBA and all conditions to such disbursement have been satisfied.

C. All individuals and entities signing this Note are jointly and severally liable.

D. Borrower waives all suretyship defenses.

E. Borrower must sign all documents necessary at any time to comply with the Loan Documents.

F. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. Any waiver by Lender of any provision of this Note or of any of its rights hereunder must be in writing and signed by an authorized officer of Lender.

G. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

H. If any part of this Note is unenforceable, all other parts remain in effect.

I. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

J. This Note shall be construed in a manner consistent with the other Loan Documents.

K. Borrower's liability under this Note will continue with respect to any amounts the SBA may pay Lender based on an SBA guarantee of this Note. Any agreement with Lender under which SBA may guarantee this Note does not create any third-party rights or benefits for Borrower and, if SBA pays Lender under such an agreement, the SBA or Lender may then seek recovery from Borrower of amounts paid by SBA.

L. Upon request of Lender or SBA, Borrower shall submit to Lender a certified schedule of eligible amounts, together with all appropriate supporting documentation, for which Borrower may seek Loan forgiveness.

M. Borrower waives any defenses based on any claim that Lender did not obtain or perfect any guaranty of this Note from the SBA.

N. Borrower shall remain responsible for any amounts under this Note not forgiven pursuant to the Paycheck Protection Program.

O. This Note, the Loan Documents, the Terms and Conditions agreed to by Borrower to apply for the Loan, all applications, certifications and other documents executed by Borrower in connection with the Loan and all provisions of the Act and all rules, regulations and other requirements under the Act constitute the entire understanding and agreement between Lender and Borrower relating to the Loan and supersede any and all other oral statements,

commitments or agreements previously made or purported to be made.

P. Any reference in this Note to "its" shall also refer to "his," "her" or "their" as appropriate or required by the context.

Q. Borrower agrees to pay all costs, legal expenses, and reasonable attorneys' fees, paid or incurred by the Lender (collectively "Enforcement Costs") in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the United States Bankruptcy Code, or in defending against any defense, cause of action, counterclaim, setoff or cross-claim based on any act of commission or omission by the Lender with respect to this Note promptly on demand of the Lender.

10. ELECTRONIC SIGNATURES

Borrower agrees to conduct business with Lender by use of electronic records and electronic signatures. Borrower's electronic signature demonstrates Borrower's intent that this Note be legally valid and enforceable in accordance with its terms, and Borrower's signature shall have the same force and effect as an original signature and shall be deemed (i) to be "written" or "in writing" or an "electronic record," (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. Such paper copies or "printouts," if introduced as evidence in any judicial, arbitral, mediation or administrative proceeding, will be admissible as between the parties to the same extent and under the same conditions as other original business records created and maintained in documentary form.

Borrower acknowledges and agrees that this Note is (i) not a "negotiable instrument" as defined in the applicable Uniform Commercial Code, (ii) not governed by Article 3 of the applicable Uniform Commercial Code; (iii) a "transferable record," to the extent permitted and as defined by applicable law relating to electronic transactions. If this Note is finally interpreted by a court of law not to be a "transferable record" under applicable law, then the electronic chattel provisions of Article 9 of the applicable Uniform Commercial Code shall apply to this Note

11. BORROWER'S NAME AND SIGNATURE(S)

By signing below, each individual or entity becomes obligated under this Note as Borrower.

BORROWER:

Exactus, Inc.

By: Alvaro Alberttis

Name: Alvaro Alberttis

Title: COO

LOAN AGREEMENT

THIS LOAN AGREEMENT ("Agreement") is made and entered into by and between Exactus, Inc. ("Borrower"), and West Town Bank & Trust as of:

Date:

4/21/2021

Borrower has applied for a loan from Lender ("Loan") under the Paycheck Protection Program ("PPP") contemplated by the Coronavirus Aid, Relief, and Economic Security Act, Paycheck Protection Program Flexibility Act of 2020, the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, and any subsequent amendments thereof and regulations and guidelines thereunder (collectively, the "Act"). In consideration of the promises in this Agreement, the disbursement of the Loan to Borrower, and for other good and valuable consideration, Borrower and Lender hereby agree as follows:

1. Subject to the terms and conditions of the loan authorization, (if required by the U.S. Small Business Administration ("SBA")), all other terms and conditions of the SBA and any guarantee agreement between Lender and SBA (the foregoing are hereinafter referred to as the "Authorization"), and the program requirements of the PPP, the related SBA rules, regulations, frequently asked questions and other guidance, Lender agrees to make the Loan to Borrower if Borrower complies with the following "Borrower Requirements." Borrower must:

    a. Provide Lender with all certifications, documents or other information required by Lender or the Authorization;

    b. Execute a promissory note ("Note"), this Loan Agreement, the Disbursement Direction, Request and Authorization, the ACH, Direct Deposit and Wire Transfer Authorization Agreement, Borrower's Certification, and any other documents required by Lender in connection with the Loan ("Loan Documents"); and

    c. Do everything necessary for Lender or Borrower to comply with the terms and conditions of the Authorization or the requirements of the PPP.

2. The terms and conditions of this Agreement:

    a. Are binding on Borrower and Lender and their successors and assigns; and

    b. Will remain in effect after the closing of the Loan.

3. Borrower understands and agrees that the Loan will be disbursed only upon receipt of all approvals from Lender and satisfaction of all terms and conditions for the Loan, including the Borrower Requirements. Failure of Borrower to abide by any of the Borrower Requirements, or any breach of this Agreement, will constitute an event of default under the Note and other Loan Documents.

4. Borrower represents and certifies to Lender as follows:

a. Each of the answers provided and certifications made by Borrower in the application submitted under the Act to the SBA in connection with the Loan ("Application") is true, accurate and complete, and Borrower will comply with all such certifications.

b. If Borrower is an entity, Borrower (i) has duly maintained its corporate existence, (ii) is currently in good standing in the state of its organization, and is neither dissolved nor subject to dissolution or pending dissolution proceedings, whether voluntary or involuntary, and (iii) is duly authorized and qualified to do business in each jurisdiction where it is required to be so authorized or qualified. Borrower shall provide at the time of execution hereof a current Certificate of Good Standing, Certificate of Existence or similar evidence of its good standing or existence from the Secretary of State of its state of organization.

c. If Borrower is an entity, Borrower's managing body (e.g., Board of Directors, Board of Managers, Managing Members, Managers) has duly authorized and approved, and has authorized the signatory below to execute and deliver, the Application, the Note, the Loan Documents and this Agreement, and such authority has not been revoked. Borrower's signatory below is the duly authorized incumbent officer or other authorized representative of Borrower.

d. If Borrower provides any professional services, Borrower or its applicable employees are duly licensed or authorized to provide such services by the appropriate licensing or other authority and such license(s) are in full force and effect.

e. To the extent Borrower has contracted with an agent as defined in the Act (including, but not limited to, attorneys, accountants, consultants, loan brokers and/or other individuals or other parties), Borrower acknowledges and agrees that: (i) Borrower is responsible for payment of any fees owed to Borrower's agent; and (ii) Borrower may not use Loan proceeds to pay Borrower's agent. Borrower further acknowledges and agrees that Lender shall only be responsible for paying fees to an agent for services for which the Lender directly contracts with the agent.

f. Borrower currently is in compliance with, and at all times that any amount is outstanding under the Loan will comply with, all applicable federal, state and local laws, rules, regulations, ordinances and other requirements (including, but not limited to, those pertaining to taxes, the environment and hazardous substances) and all court orders to which Borrower is subject.

g. Borrower is eligible to receive the Loan under the rules and regulations

that have been issued by the SBA relating to the PPP. Borrower shall comply with all rules, regulations and requirements of the PPP and the SBA in existence at the time of the Loan and as are thereafter promulgated, including, but not limited to, those relating to affiliates.

5. Borrower agrees that at all times while any amount is outstanding under the Loan, Borrower will not convey, sell or transfer any of its assets or properties other than in the ordinary course of business or permit any owner to sell, transfer or pledge any ownership interest in Borrower, in each case without Lender's prior written consent.

6. Upon the request of Lender, the Borrower agrees to:

   a. furnish and execute any documents required by Lender to verify the truth and accuracy of any information provided by Borrower in connection with the Application and the Loan including, but not limited to, income, payroll, employment, deposit and loan authorizations and verifications, income tax and other documents;

   b. execute any document that should have been signed at or before the closing of the Loan, re-execute any document signed at or before the closing and execute any document that was incorrectly or incompletely drafted and signed at the closing, including, but not limited to, correction notes, and other correction instruments;

   c. execute and furnish any additional documents or forms required by Lender and/or comply with the terms, conditions and/or certifications set forth in the Application or the Authorization; and

   d. execute and furnish any additional documents or forms that are or may become required under the PPP, the Act or any rules, regulations or other requirements thereunder, or as may be required by the SBA or the U.S. Department of Treasury, regarding the repayment, administration, servicing, forgiveness or any other aspects of the Loan.

7. Borrower understands, acknowledges and agrees that Lender is relying solely on the representations, warranties, certifications, confirmations and/or other statements of, and information from, the Borrower and/or any of its affiliates, officers, directors, owners, principals, agents, and/or controlling persons as to the Borrower, its business or activities, its ownership, its eligibility for the Loan, its use of the proceeds or any other benefits of the Loan, the existence of any hardship or other condition, the eligibility of the Borrower for forgiveness of all or any portion of the Loan, the amount of any Loan forgiveness, or any other matters of compliance with the Act, including the Borrower Requirements, the PPP and SBA requirements, and without Lender's examination or verification of any other information not included as part of the Application which may be in Borrower's possession.

8. This Agreement and the Loan Documents may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement. Delivery of an

executed counterpart of a signature page of this Agreement and the Loan Documents by electronic format shall be effective as delivery of a manually executed counterpart of this Agreement, and Borrower acknowledges and agrees that this Agreement and the Loan Documents may be executed by DocuSign or other electronic means; provided, that manually signed counterparts shall be delivered to Lender upon Lender's request. Borrower's electronic signature shall have the same force and effect as an original signature and shall be deemed (i) to be "written" or "in writing" or an "electronic record", (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files.

9. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to any conflict or choice of law principles thereof. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective successors and assigns. This Agreement, and the rights and obligations hereunder, may not be assigned by Borrower without the written consent of Lender. Lender may assign this Agreement, and its rights hereunder, without the prior consent of Borrower. Any provision of this Agreement held to be invalid, illegal or unenforceable shall be ineffective only to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof.

10. Any waiver by Lender of any provision of this Agreement or of any of Lender's rights hereunder must be in writing and signed by an authorized officer of Lender. No waiver by Lender of any provision or breach of this Agreement in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such provision or of any breach or a waiver of any other provision or breach. The failure of Lender at any time or times to require performance by Borrower of any provision of this Agreement shall in no manner affect Lender's right at a later time to enforce such provision.

11. The Loan Documents, the Terms and Conditions agreed to by Borrower to apply for the Loan, the Application, certifications and other documents executed by Borrower in connection with the Loan and all provisions of the Act and all rules, regulations and other requirements under the Act constitute the entire understanding and agreement between Lender and Borrower relating to the Loan and supersede any and all other oral statements, commitments or agreements previously made or purported to be made.

12. Any reference in this Agreement to "its" shall also refer to "his," "her" or "their" as appropriate or required by the context.

13. The terms "Claim" or "Claims" refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Borrower, its subsidiaries and affiliates, on the one hand, and the Lender, on the other hand (all of the foregoing each being referred to as a "Party" and collectively as the "Parties"). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of any action, litigation or trial with respect to any Claim will take place without resort to any form of class or representative action. The Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.

14. EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP BETWEEN LENDER AND BORROWER EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties below by their duly authorized officers or representatives on the dates indicated.

BORROWER:

Exactus, Inc.

By: DocuSigned by: Alvaro Alberttis C92F907ED6174FF Date: 4/21/2021

Name: Alvaro Alberttis

Title: COO

LENDER:

West Town Bank & Trust

By: DocuSigned by: Felica Norton 5AAF05614A4145B Date: 4/26/2021

Name: Felica Norton

Title: Senior Vice President

ACH, DIRECT DEPOSIT AND WIRE TRANSFER AUTHORIZATION AGREEMENT

I hereby authorize West Town Bank & Trust ("Lender") to initiate automated clearing house ("ACH") debit or credit entries to the undersigned borrower's account at the financial institution indicated below for any and all loan payments owed to Lender. I also authorize Lender to direct deposit or wire transfer into such account the proceeds from the loan by Lender to the undersigned borrower under the Paycheck Protection Program.

FINANCIAL INSTITUTION INFORMATION

Borrower:

Exactus, Inc.

Bank Routing Number: [ ]

Bank Name: West Town Bank & Trust

Bank Address: 7820 West 26th Street

City & State: North Riverside, IL

Borrower Account Number: [ ]

This authorization is to remain in full force and effect until written notification from borrower of its termination in such time and in such manner as to afford Lender and the above-named financial institution a reasonable opportunity to act on it.

Borrower: Date: 4/21/2021

Exactus, Inc.

By: DocuSigned by: Alvaro Alberttis C62F007ED0174FF...

Name: Alvaro Alberttis

Title: COO

DISBURSEMENT DIRECTION, REQUEST AND AUTHORIZATION

Lender: West Town Bank & Trust

Borrower: Exactus, Inc.

Date: 4/21/2021

Loan Amount:$236,410.00

The undersigned hereby authorizes and directs Lender pursuant to the terms of the loan documents ("Loan Documents") between Lender and the undersigned with respect to the loan to Borrower under the Paycheck Protection Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act ("Loan"), to disburse the loan proceeds as set forth below.

Disbursement	Amount
Disbursement to Borrower's account with Lender (or account at another institution if agreed to by Lender)	$236,410.00
TOTAL:	$236,410.00

Borrower represents and warrants to Lender that there has been no material adverse change in the Borrower's financial condition since the date of Borrower's application for the Loan submitted to the U.S. Small Business Administration ("SBA"). The undersigned affirms that the representations and warranties contained in the Loan Documents are true, accurate and complete as of the date hereof.

Borrower understands and agrees that no Loan proceeds will be disbursed until all approvals and conditions of the Loan have been obtained or satisfied.

BORROWER:

Exactus, Inc.

By: DocuSigned by: Alvaro Alberttis C92F907EC6174FF...

Name: Alvaro Alberttis

Title: COO